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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2004

                         Callisto Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                                 333-63474           13-3894575
(State or other jurisdiction             (Commission         IRS Employer
of incorporation or organization)        File Number)        Identification No.)

                        420 Lexington Avenue, Suite 1609
                            New York, New York 10170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 297-0010

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         / / Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.


         On September 7, 2004, Callisto Pharmaceuticals, Inc., a Delaware corporation ("Callisto"), issued a press release announcing that it had entered into a license agreement with The University of Texas M. D. Anderson Cancer Center for the licensing of Annamycin, an anthracycline drug for cancer therapy. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.


           Exhibit Number           Description


                  10.1 Patent and Technology License Agreement dated August 12, 2004 by and between The Board of Regents of the University of Texas System, on behalf of The University of Texas
                                    M. D. Anderson Cancer Center and Callisto
                                    Pharmaceuticals, Inc.*


                  99.1              Press Release dated September 7, 2004.


* Confidential treatment has been requested as to certain portions of this exhibit which portions have been omitted and filed separately with the Securities and Exchange Commission.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 7, 2004


                         CALLISTO PHARMACEUTICALS, INC.



                             By: /s/ Gary S. Jacob
                                 -----------------
                                 Gary S. Jacob, Ph.D.
                                 Chief Executive Officer